November 2, 2026

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND
(the "Fund")

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

Effective December 31, 2026 (the "Effective Date"), the Fund will change its name to "BNY Mellon New York Municipal Bond Fund"

The change to the Fund name will have no effect on the Fund’s investment objective, strategies, or policies, or on Fund shareholders or their Fund accounts, other than to reflect the new name.

As of the Effective Date, all references to "BNY Mellon New York AMT-Free Municipal Bond Fund" will be replaced with " BNY Mellon New York Municipal Bond Fund" in the Summary Prospectus, Prospectus and Statement of Additional Information.

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